Exhibit 10.7

                             SUBORDINATION AGREEMENT

         This SUBORDINATION AGREEMENT ("Subordination Agreement") is made as of January 28, 2005, by NATIONAL LAMPOON, INC., a Delaware corporation (hereinafter called "Borrower"), and NATIONAL LAMPOON NETWORKS, INC., a Delaware corporation (hereinafter called "Debtor"), in favor of N. WILLIAMS FAMILY INVESTMENTS, L.P., an Arizona limited partnership (hereinafter called "Lender").

                                    RECITALS

         A. Debtor is indebted to Borrower, as successor by merger to J2 Communications, Inc., a California corporation, pursuant to that certain General Security Agreement dated August, 2002 (the "Subordinate Security Agreement") between Borrower and Debtor, as evidenced by that certain Demand Note in the original principal amount of Two Hundred Thousand and No/100 Dollars ($200,000.00), made by Debtor payable to the order of Borrower, as successor by merger to J2 Communications, Inc., a California corporation (the "Subordinate Note").

         B. Lender has agreed to extend credit (the "Loan") to Borrower to be evidenced by that certain Secured Promissory Note of even date herewith in the principal amount of Two Million Seven Hundred Thousand and No/100 Dollars ($2,700,000.00), by Borrower payable to the order of Lender (the "Senior Note"), and secured by that certain Security Agreement of even date herewith by and between Borrower, Debtor, and National Lampoon Tours, Inc., a California corporation, as Grantors, and Lender, as Secured Party (the "Senior Security Agreement").

         C. It is a condition to the making of the Loan, that Borrower and Debtor enter into this Subordination Agreement.

         D. In order to induce Lender to enter into the Senior Security Agreement, and to from time this time, or from time to time, at its option, make loans or extend credit or other accommodations or benefits to or for the account of Borrower, with or without security, or to purchase or extend credit upon any instrument or writing in respect of which the Borrower may be liable in any capacity in such manner and amount and upon terms and conditions as the Lender may deem advisable, and in consideration of any such loan, renewal or extension of credit which the Lender may make, the Borrower does hereby wholly subordinate, as hereinafter provided, any and all present and future indebtedness of Debtor to Borrower, absolute or contingent, and any instrument, negotiable or otherwise, evidencing any such indebtedness, and all claims, rights and remedies therefor, including, without limitation, the Subordinate Security Agreement and the Subordinate Note (sometimes hereinafter referred to as "Subordinated Indebtedness"), to any and all indebtedness of Borrower to Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint and several, secured or unsecured, due or not due (including, without limitation, all amounts due under the Senior Note, the Senior Security Agreement, and any other documents, instruments, and agreements executed in connection therewith), and whether arising directly between Borrower and Lender, or acquired outright, conditionally or as collateral security from another by the Lender, and any renewals, modifications or extensions thereof, and any interest thereon, and all costs of collecting the same, including, but not limited to attorneys' fees incurred by Lender (sometimes hereinafter referred to as "Superior Indebtedness").

         NOW THEREFORE, so long as Borrower is indebted to Lender on account of Superior Indebtedness, the parties hereto undertake and agree as follows:

         1. Subordinated Indebtedness shall, at all times and in all respects, be wholly subordinate and inferior in claim and right to the Superior Indebtedness, and all claims, rights and remedies therefor are hereby subordinated and made subsequent and inferior to the Superior Indebtedness and any claims,
                  rights  and  remedies   arising  out  of,  or  in   connection
                  therewith.

         2. So long as no Event of Default (as defined in the Senior Note) or event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing, regularly scheduled payments of principal and interest on the Subordinated Indebtedness may be made by Debtor and accepted by Borrower as such payments become due.

         3. During any period that an Event of Default, or an event which with notice or lapse of time or both would become an Event of Default, has occurred and is continuing, Debtor shall not make and Borrower shall not accept any payments with respect to the Subordinated Indebtedness.

         4. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Debtor, or the proceeds thereof, to creditors of Debtor, by reason of the liquidation, dissolution, or other winding up of Debtor's business, or in the event of any sale, receivership, insolvency or bankruptcy proceedings by or against Debtor, or assignment for the benefit of creditors, or of any proceedings by or against Debtor for any relief under any bankruptcy or insolvency laws, or relating to the relief of debtors, readjustment of indebtedness, reorganizations, arrangements, compositions or extensions, or of any other event whereby it becomes necessary or desirable to file or present claims against Debtor for the purpose of receiving payment thereof, or on account thereof, then and in any such event, any payment or distribution of any kind or character, either in cash or other property, which shall be made or shall be payable with respect to any Subordinated Indebtedness shall be paid over to Lender for application to the payment of the Superior Indebtedness, whether due or not due, and no payments shall be made upon or in respect of Subordinated Indebtedness unless and until the Superior Indebtedness shall have been paid and satisfied in full. In any such event, all claims of the Lender and all claims of the Borrower shall, at the option of the Lender, forthwith become due and payable without demand or notice.

         5. In order to protect and enable Lender to enforce its rights hereunder, or otherwise, Borrower hereby assigns to Lender all of the Subordinated Indebtedness, and all of the claims of Borrower against Debtor subordinated hereby, together with any security interest of Borrower securing the payment of

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

                  Subordinated Indebtedness. Lender shall not be under any duty to take any action in connection with any of said instruments delivered or claims or security therefor assigned to it, and shall not be responsible in any respect in connection therewith for action it may take or refrain from taking, or otherwise, except for willful malfeasance.

         6. Borrower irrevocably authorizes and empowers Lender, or any person Lender may designate, to act as attorney for Borrower with full power and authority in the name of Borrower, or otherwise, to make and present such claims or proofs of claims against Debtor on account of the Subordinated Indebtedness as Lender, or its appointee, may deem expedient and proper and, if necessary, to vote such claims in any proceedings and to receive and collect any and all dividends or other payments and disbursements made thereon in whatever form they may be paid or issued, and to give acquittance therefor and to apply same to the Superior Indebtedness, and Borrower hereby agrees, from time to time and upon request, to make, execute and deliver  to  Lender  such  powers  of  attorney,  assignments, endorsements, proofs of claim, pleadings, verifications, affidavits, consents, agreements or other instruments as may be requested by Lender in order to enable the Lender to enforce any and all claims upon, or with respect to, the Subordinated Indebtedness, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness.

         7. Should any payment or distribution or security or proceeds thereof, other than the payments of principal and interest permitted pursuant to Paragraph 2 hereof, be received by Borrower upon or with respect to the Subordinated Indebtedness prior to the satisfaction of the Superior Indebtedness, Borrower will forthwith deliver the same to Lender in precisely the form as received except for the endorsement or assignment of Borrower where necessary for application on the Superior Indebtedness, whether due or not due, and until so delivered the same shall be held in trust by Borrower as property of the Lender. In the event of the failure of Borrower to make any such endorsement or assignment, the Lender, or any of its officers or employees, on behalf of the Lender, is hereby irrevocably authorized to make the same.

         8. No renewal, modification or extension of time of payment of the Superior Indebtedness, and no release or surrender of any security for the Superior Indebtedness, or the obligations of any endorsers, sureties or guarantors thereof, or release from the terms of this or any other subordination agreement of any claims subordinated, and no delay or omission in exercising any right or power on account of or in connection with the Superior Indebtedness, or under this Subordination Agreement, shall, in any manner, impair or affect the rights and duties of Lender, Debtor, and Borrower. Lender, in its uncontrolled discretion, may waive or release any right or option under this Subordination Agreement without the consent of Borrower or Debtor, and without otherwise in any way affecting the obligations of Borrower and Debtor hereunder. Debtor hereby waives notice of the creation, existence, renewal, or modification or extension of the time of payment, of the Superior Indebtedness.

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

         9. The Debtor and Borrower agree to make and maintain in their books of account notations satisfactory to Lender of the rights and priorities of Lender hereunder, and from time to time, upon request, to furnish Lender with financial statements certified by the chief financial officer. Lender may inspect the books of account and any records of the Borrower and Debtor at any time during business hours. Upon the request of Lender, Borrower and Debtor agree to cause all Subordinated Indebtedness to be evidenced by the note or notes of Borrower with such maturity date or dates as Lender may request. Such note or notes, together with any previously existing notes or other instruments evidencing Subordinated Indebtedness, shall be delivered to Lender and, at the option of Lender, may be held by Lender or returned to Borrower marked with a specific statement that the indebtedness thereby evidenced is subject to the provisions of this Subordination Agreement.

         10. This Subordination Agreement shall be a continuing agreement and Lender may continue, without notice to Borrower or Debtor, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof and until a written revocation, signed by Borrower, is received by Lender. Such revocation, however, shall not affect this Subordination Agreement with respect to any obligations or liabilities of Borrower then existing in connection with Superior Indebtedness and, as to such obligations and liabilities, such revocation shall not become effective unless and until such obligations and liabilities of Borrower to Lender shall have been paid in full. If Debtor or Borrower is a partnership, no change in the respective partnership shall affect the terms hereof.

         11. Borrower and Debtor agree that Lender, at any time and from time to time, either before or after any such notice of revocation, may enter into such agreement or agreements with Borrower, as Lender may deem proper, extending the time of payment or renewing or otherwise altering the terms of all or any of the obligations of Borrower to Lender, or affecting any security underlying any or all of such obligations, or may exchange, sell or surrender or otherwise deal with any such security, or may release any balance of funds of Borrower with Lender, without notice to Borrower or Debtor and without in any way impairing or affecting this Subordination Agreement.

         12. Borrower and Debtor consent and agree that all Superior Indebtedness shall be deemed to have been made or incurred at the request of Borrower and Debtor and in reliance upon this Subordination Agreement.

         13. No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of Borrower or Debtor to Lender in any other respect at any other time.

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

         14. This Subordination Agreement shall inure to the benefit of Lender and the successors and assigns of Lender, and any financing institution joining in making said loan(s) or extending said line(s) of credit, or committing itself to make any advances in connection therewith, or which may now, or hereafter, participate therein. Notice of acceptance of this Subordination Agreement is hereby waived and this Subordination Agreement shall be binding upon the Borrower and Debtor, their respective heirs, personal representatives, successors and assigns, as the case may be, it being understood, however, that no assignment of the Subordinated Indebtedness due Borrower from Debtor, or any part thereof, shall be made to one not a party hereto without the written consent of the Lender first had and obtained, as hereinabove provided.

         15.      Borrower  agrees  not to  commence  or  join  with  any  other
                  creditor   of   Debtor   in   commencing    any    bankruptcy,
                  reorganization or insolvency proceedings against Debtor.

         16. This Subordination Agreement shall be deemed to have been executed, delivered and performed in California, and construed according to the laws of the State of California. Debtor and Borrower waive notice of acceptance hereof and all other notices or demands whatsoever.

         17. In the event of a breach of any covenant or agreement made herein by either Debtor or Borrower, Lender may, at its option, declare all of the Superior Indebtedness and/or Subordinated Indebtedness immediately due and payable.

         18. The words "Debtor" and "Borrower" as herein used shall include the plural as well as the singular and, if Debtor or Borrower includes two (2) or more, they shall be jointly and severally bound hereby.



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

         IN WITNESS WHEREOF, this Subordination Agreement has been duly executed as of the date first written above.

                                         NATIONAL LAMPOON, INC., a Delaware
                                         corporation



                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                                                     "Borrower"



                                         NATIONAL LAMPOON NETWORKS, INC., a
                                         Delaware corporation



                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                                                       "Debtor"




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